Exhibits

(a)(1) Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated January 19, 2006, to include ING UBS U.S. Small Cap Growth Portfolio - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(2) Articles of Amendment effective April 28, 2006 reflecting name changes for ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Columbia Small Cap Value Portfolio to ING Columbia Small Cap Value II Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio and ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(3) Articles of Amendment effective August 7, 2006 reflecting the name change of ING MFS Capital Opportunities Portfolio to ING Thornburg Value Portfolio - Filed herein.

(e)(1) Amended Schedule A, effective April 28, 2006, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company
- Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(2) Amended Schedule B, effective April 28, 2006, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company
- Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(3) Termination letter, dated June 7, 2006, to Massachusetts Financial Services Company regarding ING MFS Capital Opportunities Portfolio, effective August 7, 2006 - Filed herein.

(e)(4) Amended Appendix A, dated April 28, 2006, to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co.- Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

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(e)(5) Amended Appendix A, effective April 28, 2006, to the Investment
Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(6) Amended Appendix A, dated January 1, 2006, to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management-Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(7) Amended Schedule A, dated April 1, 2006, to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(8) Amended Appendix A, dated April 1, 2006, to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(9) Amended Appendix A, dated February 9, 2005, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(10) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(11) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(12) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(13) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

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(e)(14) Amended Schedule A Compensation for Services to Series, dated April 28,
2006, to the Sub-Advisory Agreement dated December 7, 2005 - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(15) Sub-Advisory Agreement, dated April 28, 2006, between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC - Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.